Deposits	12 Months Ended
Dec. 31, 2013
Deposits [Abstract]
DEPOSITS

NOTE 6 - DEPOSITS

Aggregate time deposits in denominations of $100,000 or more were $79,636,000 and $71,311,000 at December 31, 2013 and 2012, respectively. Included in deposit accounts are deposits of one customer relationship totaling $30,853,000 at December 31, 2013.

At December 31, 2013, the scheduled maturities of time deposits are as follows (in thousands):

2014	$105,493
2015	48,688
2016	31,307
2017	15,980
2018	9,961
$211,429